Exhibit 10.2

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 2, 2011 (this “First Amendment”), among STYRON S.Á R.L., a limited liability company (societe a responsabilite limitee) organized under the laws of Luxembourg (the “Borrower”), the Guarantors, DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”), as replacement term loan lender (in such capacity, the “Replacement Term Lender”) and as incremental term loan lender (in such capacity, the “Incremental Term Lender”), DEUTSCHE BANK SECURITIES INC. (“DBSI”), as the sole lead arranger, DBSI, HSBC SECURITIES (USA) INC., BARCLAYS CAPITAL AND BMO CAPITAL MARKETS, as joint booking running managers and joint syndication agents with respect to the Replacement Term Loans and the Incremental Term Loans (as each term is defined below), and each other Lender (as defined below) party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the Guarantors party thereto from time to time and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of June 17, 2010 (the “Credit Agreement”) (capitalized terms not otherwise defined in this First Amendment have the same meanings as specified in the Credit Agreement);

Replacement Term Loans Amendment

WHEREAS, on the date hereof, there are outstanding Term Loans (for purposes of this First Amendment, herein called the “Refinanced Term Loans”) in an aggregate principal amount of $780,000,000;

WHEREAS, among other amendments to the Credit Agreement contained herein, in accordance with the provisions of the third full paragraph of Section 10.01 of the Credit Agreement, the Borrower wishes to amend the Credit Agreement (“Replacement Term Loan Amendment”) to enable it to refinance in full the Refinanced Term Loans described in the immediately preceding paragraph with the proceeds of replacement Term Loans (the “Replacement Term Loans”) as more fully provided herein, in each case with the same terms as were theretofore applicable to the Term Loans except as expressly described herein;

WHEREAS, the Borrower, the Administrative Agent and the Replacement Term Lender wish to amend the Credit Agreement to provide for the Replacement Term Loans;

Incremental Upsize Amendment

WHEREAS, the Borrower desires to increase the maximum aggregate amount of the Incremental Term Loans permitted under Section 2.16 of the Credit Agreement from $200,000,000 to $820,000,000 and to make other amendments to the Credit Agreement, all as set forth in Section 2 below (the “Incremental Upsize Amendment”);

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the consent of the Required Lenders is necessary to effect the Incremental Upsize Amendment;

WHEREAS, immediately upon giving effect to the Replacement Term Loan Amendment, the Lenders (including the Replacement Term Lender) party hereto (the “Consenting Lenders”) constitute the Required Lenders under the Credit Agreement;

WHEREAS, the Administrative Agent, the Loan Parties and the Consenting Lenders constituting the Required Lenders are willing to so agree pursuant to Section 10.01 of the Credit Agreement, subject to the conditions set forth herein;

Incremental Term Loans Amendment

WHEREAS, the Borrower seeks to borrow $620,000,000 of incremental term loans (the “Incremental Term Loan Amount”) as an increase in the Term Loans (after giving effect to the Replacement Term Loan Amendment) pursuant to Section 2.16 of the Credit Agreement, as amended by the Incremental Upsize Amendment, on the terms and conditions set forth herein (“Incremental Term Loan Amendment”);

WHEREAS, the Borrower has requested that DBNY as the Incremental Term Lender make commitments to provide the Incremental Term Loans, on the terms and conditions set forth herein; and

WHEREAS, the Borrower has delivered a notice to the Administrative Agent requesting the Incremental Term Loans in accordance with Section 2.16 of the Credit Agreement and the Administrative Agent, the Borrower and the Incremental Term Lender have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement to provide for the Incremental Term Loans from the Incremental Term Lender as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Replacement Term Loan Amendment to Credit Agreement.

(a) Subject to the satisfaction of the conditions set forth in Section 4 hereof and the relevant conditions specified in Section 4.02 of the Credit Agreement (it being understood that for this purpose all references to “Credit Extensions” in such Section 4.02 shall be deemed to include the making of the Replacement Term Loans), DBNY hereby agrees to make Replacement Term Loans in the aggregate principal amount of $780,000,000 to refinance all outstanding Term Loans, in accordance with the relevant requirements of the Credit Agreement. It is understood that the Replacement Term Loans being made pursuant to this First Amendment shall constitute “Replacement Term Loans” pursuant to, and as defined in, the third full paragraph of Section 10.01 of the Credit Agreement and the Term Loans being refinanced shall constitute Refinanced Term Loans as described therein.

(b) Subject to the satisfaction of the conditions set forth in Section 4 hereof, upon the making of the Replacement Term Loans, the Credit Agreement is hereby amended as follows:

(i) Amendments to Section 1.01 (Defined Terms).

(A) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“First Amendment” means the First Amendment to this Agreement, dated as of February 2, 2011, among the Borrower, the other Loan Parties, Deutsche Bank AG New York Branch, as the Administrative Agent, as the Replacement Term Lender and as the Incremental Term Lender, and the other Lenders party thereto.

“First Amendment Effective Date” means February 2, 2011.

(B) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Loan” in its entirety as follows:

“Term Loan” means (a) prior to the First Amendment Effective Date and the making of the Replacement Term Loans, a Loan made pursuant to Section 2.01(a), and (b) on and after the First Amendment Effective Date following the making of the Replacement Term Loans, a Replacement Term Loan made pursuant to, and as defined in, the First Amendment, together with any Incremental Term Loans that may be added to such Facility (including, without limitation, Incremental Term Loans made on the First Amendment Effective Date).

(ii) Amendment to Section 2.07 (Repayment of Loans). Section 2.07(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) on the last Business Day of each March, June, September and December, commencing with the first quarter ending after the First Amendment Effective Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term Loans outstanding on the First Amendment Effective Date, after giving effect to the making of the Replacement Term Loans and the Incremental Term Loans on such date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05); and”.

(iii) Amendment to Section 7.18 (Use of Proceeds).

(A)	The first sentence of Section 7.18 of the Credit Agreement is hereby amended by inserting the words “made on the Closing Date” immediately following the words “Term Loans” appearing in such Section.

(B)	Section 7.18 of the Credit Agreement is hereby further amended by inserting the following sentence immediately following the first sentence of such Section:

“The proceeds of the Term Loans incurred on the First Amendment Effective Date shall be used solely to refinance the Term Loans existing immediately prior to the First Amendment Effective Date.”

SECTION 2. Incremental Upsize Amendment. Subject to the effectiveness of the Replacement Term Loan Amendment in accordance with Section 4 hereof and the satisfaction of the conditions set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:

(a) Amendments to Section 1.01 (Defined Terms).

(i) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Finnish Guarantor” means Styron Suomi Oy, a company existing under the laws of Finland.

“Portuguese Guarantor” means Styron Portugal, LDA, a company existing under the laws of Portugal.

(ii) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating clause (a) of the definition of “Applicable Margin” in its entirety as follows:

“(a) (i) prior to the First Amendment Effective Date and the making of the Replacement Term Loans, with respect to Term Loans maintained as (x) Base Rate Loans, 4.75% and (y) LIBO Rate Loans, 5.75%, and (ii) on and after the First Amendment Effective Date following the making of the Replacement Term Loans, with respect to Term Loans maintained as (x) Base Rate Loans, 3.50% and (y) LIBO Rate Loans, 4.50%”.

(iii) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the proviso to the first sentence of the definition of “Base Rate” as follows:

“provided that in no event shall the Base Rate be less than (x) 2.75% per annum for all Revolving Credit Loans maintained as Base Rate Loans, (y) 2.75% per annum for all Term Loans maintained as Base Rate Loans and outstanding prior to the First Amendment Effective Date and the making of Replacement Term Loans and (z) 2.50% per annum for all Term Loans maintained as Base Rate Loans and outstanding on and after the First Amendment Effective Date following the making of the Replacement Term Loans.”.

(iv) Section 1.01 of the Credit Agreement is hereby further amended by amending the final paragraph of the definition of “Consolidated EBITDA” as follows:

(A)	deleting the word “and” at the end of the proviso of clause (i) of such paragraph and inserting in lieu thereof a comma (“,”); and

(B)	deleting the period (“.”) at the end of clause (ii) of such paragraph and inserting in lieu thereof the following new text: “ and (iii) for any period that includes any of the fiscal quarters ended June 30, 2010 or September 30, 2010, Consolidated EBITDA for such fiscal quarters shall be $87,502,000 and $108,503,000, respectively.”.

(v) Section 1.01 of the Credit Agreement is hereby further amended by restating clause (x) of the definition of “Consolidated Total Net Debt” as follows:

“(x) the aggregate amount of cash and Cash Equivalents (other than Restricted Cash) of Holdings and its Restricted Subsidiaries that would be reflected on a balance sheet of Holdings and its Restricted Subsidiaries as of such date (in each case free and clear of all Liens, other than nonconsensual Liens permitted by Section 7.01) to the extent such cash or Cash Equivalents is held in a deposit account or securities account in which Holdings or its Restricted Subsidiaries have granted a valid and perfected first priority security interest to the Administrative Agent for the benefit of the Secured Parties pursuant to a Collateral Document (or in a deposit account or securities account from which deposits are swept into an account that is subject to such a security interest at least once per week)”.

(vi) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Excluded Subsidiary” as follows:

“Excluded Subsidiary” means each Subsidiary of the Borrower that is not organized in a Qualified Jurisdiction other than any such Subsidiary as to which a designation has been made under Section 6.11(a)(3).

(vii) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Investor Management Agreement” as follows:

“Investor Management Agreement” means, collectively, (i) that certain Advisory Agreement, dated as of June 17, 2010, among the Sponsor, Portfolio Company Advisors Limited, an English private limited company, Holdings and Bain Capital Everest US Holding Inc., a Delaware corporation, and (ii) that certain Transaction Services Agreement, dated as of June 17, 2010, by and between Bain Capital Everest US Holding Inc., a Delaware company and Bain Capital Partners, LLC, a Delaware limited liability company.

(viii) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the last sentence of the definition of “LIBO Rate” in its entirety as follows:

“Notwithstanding the foregoing, the LIBO Rate shall not be less than (x) 1.75% per annum for all Revolving Credit Loans maintained as LIBO Rate Loans, (y) 1.75% for all Term Loans maintained as LIBO Rate Loans and outstanding prior to the First Amendment Effective Date and the making of the Replacement Term Loans and (z) 1.50% for all Term Loans maintained as LIBO Rate Loans and outstanding on and after the First Amendment Effective Date following the making of the Replacement Term Loans.”

(ix) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating clause (i) of the definition of “Maturity Date” as follows:

“(i) with respect to the Term Loans that have not been extended pursuant to Section 2.17, August 2, 2017 (the “Original Term Loan Maturity Date”),”.

(x) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Permitted Securitization” as follows:

(A)	inserting the following new words immediately at the conclusion of clause (i) thereof, “Germany, France and The Netherlands,”; and

(B)	deleting the following phrase from clause (iii) thereof, “less any outstanding Indebtedness under Section 7.03(r) incurred or guaranteed by any Loan Party”.

(xi) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Qualified Jurisdiction” as follows:

“Qualified Jurisdiction” means each of the United States, any state thereof, the District of Columbia, Australia, Belgium, Canada or any province thereof, England and Wales, France, Germany, Hong Kong, Ireland, Italy, Luxembourg, Singapore, Spain, Sweden, Switzerland, The Netherlands and any other jurisdiction as may be agreed to from time to time by the Borrower and the Administrative Agent.

(xii) Section 1.01 of the Credit Agreement is hereby further amended by restating clause (a) of the definition of “Swing Line Sublimit” as follows:

“(a) prior to the First Amendment Effective Date and the making of the Replacement Term Loans, $10,000,000, and on and after the First Amendment Effective Date following the making of the Replacement Term Loans, $25,000,000 and”.

(b) Amendments to Section 2.09 (Fees). Section 2.09(c) of the Credit Agreement is hereby amended as follows:

(i) by deleting the reference to the term “Closing Date” in the first sentence thereof and inserting in lieu thereof the term “First Amendment Effective Date”; and

(ii) by deleting the reference to the term “Applicable Event” appearing in the first sentence thereof and inserting in lieu thereof the term “Applicable Margin”.

(c) Amendments to Section 2.16 (Incremental Credit Extensions). Section 2.16(a) of the Credit Agreement is hereby amended as follows:

(i) by deleting “$200,000,000” appearing in clause (x) therein, and inserting in lieu thereof “$820,000,000”; and

(ii) by deleting “2.25:1.00” appearing in clause (iii) set forth in the proviso therein, and inserting in lieu thereof “3.00:1.00 in the case of any Incremental Amendment entered into after the First Amendment Effective Date”.

(d) Amendment to Section 6.09(b) (Books and Records; Quarterly Management Calls). Section 6.09(b) of the Credit Agreement is hereby amended by restating such section as follows:

“(b) At a date to be mutually agreed upon between the Administrative Agent and Holdings occurring on or prior to the sixtieth (60th) day after the close of each fiscal quarter of Holdings for which financial statements are required to be delivered pursuant to Section 6.01(a) hereof (or, in the case of such fiscal quarters ending June 30, 2010 and September 30, 2010, the seventy-fifth (75th) day after the end of such fiscal quarters), Holdings will, at the request of the Administrative Agent, host a call with all of the Lenders at which meeting will be reviewed the financial results of Holdings and its Subsidiaries for the previous fiscal quarter and the budgets presented for the current fiscal quarter of Holdings.”.

(e) Amendments to Section 6.11 (Additional Collateral; Additional Guarantors). Section 6.11(a) of the Credit Agreement is hereby amended by restating such Section as follows:

“(a) Upon (1) the formation or acquisition by Holdings or any Restricted Subsidiary of any new direct or indirect Restricted Subsidiary that is organized in a Qualified Jurisdiction

(other than Australia, Hong Kong or Singapore), (2) the designation in accordance with Section 6.15 of any existing direct or indirect Subsidiary that is organized in a Qualified Jurisdiction (other than Australia, Hong Kong or Singapore) as a Restricted Subsidiary or (3) the designation by Holdings of any Restricted Subsidiary that is an Excluded Subsidiary as a Guarantor with the prior written consent of the Administrative Agent (such consent to be based on matters of concern relating to the procurement of a guarantee from such Guarantor, the enforceability thereof and the taking and perfecting of a security interest in the assets of such Guarantor to secure its obligations thereunder, which consent shall not be unreasonably withheld or delayed; it being understood that, subject to compliance with each of the requirements set forth below to the Administrative Agent’s satisfaction (including the receipt by the Administrative Agent of an opinion of counsel as to the matters described above), the Administrative Agent consents to the designation of the Finnish Guarantor and the Portuguese Guarantor, pursuant to this clause (3):”.

(f) Amendment to Section 6.14 (Further Assurance and Post-Closing Conditions). Section 6.14(a) of the Credit Agreement is hereby amended as follows:

(A)	by inserting the text “(i)” immediately prior to the text “No later than the date specified for such requirement set forth in Schedule 6.14(a)” appearing therein; and

(B)	by inserting the following text immediately prior to the period at the end thereof:

“and (ii) no later than the date specified for such requirement set forth in Schedule 6.14(a)(ii) (subject to extension by the Administrative Agent in its reasonable discretion), each of the Loan Parties, as applicable, shall deliver the Collateral Documents or other documents, instruments or agreements set forth therein”.

(g) Amendment to Section 6.17 (Interest Rate Protection). Section 6.17 of the Credit Agreement is hereby amended as follows:

(i) by deleting the text “Closing Date” appearing therein and inserting in lieu thereof the text “First Amendment Effective Date”; and

(ii) by deleting the reference to the term “50%” set forth therein and inserting in lieu thereof the term “35%”.

(h) Amendment to Section 7.01 (Liens). Section 7.01(bb) of the Credit Agreement is hereby amended by restating such Section as follows:

“(bb) (i) a security interest under Section 17(1)(b) of the Personal Property Securities Act 1999 (New Zealand) that does not secure payment or performance of an obligation or (ii) a security interest under Section 12(3) of the Personal Property Security Act 2009 (Cth) (Australia) that does not secure the payment or performance of an obligation;”.

(i) Amendment to Section 7.03 (Indebtedness). Section 7.03(r) of the Credit Agreement is hereby amended by deleting “$25,000,000” appearing therein, and inserting in lieu thereof “$75,000,000”.

(j) Amendment to Section 7.06 (Restricted Payments). Section 7.06 of the Credit Agreement is hereby amended as follows:

(i)	by inserting the word “and” at the conclusion of clause (i) thereof; and

(ii)	by inserting the following new clause (j) at the conclusion thereof:

“(j) on or about the First Amendment Effective Date, the Borrower may declare and make a dividend payment to Holdings with a subsequent distribution of such payment by Holdings, directly or indirectly, to the Sponsor or at the direction of the Sponsor in an amount equal to $552,000,000; provided that the proceeds of such dividend shall be applied in accordance with the second sentence of Section 7.18.”

(k) Amendment to Section 7.10 (Capital Expenditures). The chart contained in Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Fiscal Year Ending	Amount

December 31, 2011	$115,000,000

December 31, 2012	$125,000,000

December 31, 2013 and thereafter	$150,000,000

(l) Amendment to Section 7.11 (Financial Covenants). Section 7.11 of the Credit Agreement is hereby amended as follows:

(i) The chart contained in Section 7.11(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Fiscal Quarter Ending	Maximum Total Leverage Ratio

June 30, 2010	4.00:1.00

September 30, 2010	4.00:1.00

December 31, 2010	3.90:1.00

March 31, 2011	4.50:1.00

June 30, 2011	4.50:1.00

September 30, 2011	4.50:1.00

December 31, 2011	4.50:1.00

Fiscal Quarter Ending	Maximum Total Leverage Ratio

March 31, 2012	4.25:1.00

June 30, 2012	4.25:1.00

September 30, 2012	4.25:1.00

December 31, 2012	4.25:1.00

March 31, 2013	4.00:1.00

June 30, 2013	4.00:1.00

September 30, 2013	4.00:1.00

December 31, 2013	4.00:1.00

March 31, 2014	3.75:1.00

June 30, 2014	3.75:1.00

September 30, 2014	3.75:1.00

December 31, 2014	3.75:1.00

March 31, 2015 and thereafter	3.50:1.00

(ii) The chart contained in Section 7.11(b) of the Credit Agreement is hereby amended and restated in its entirety as follows

Date of Determination	Minimum Interest Coverage Ratio

June 30, 2010	2.25:1.00

September 30, 2010	2.25:1.00

December 31, 2010	2.25:1.00

March 31, 2011	2.25:1.00

June 30, 2011	2.25:1.00

September 30, 2011	2.50:1.00

December 31, 2011	2.50:1.00

March 31, 2012	2.50:1.00

Date of Determination	Minimum Interest Coverage Ratio

June 30, 2012	2.50:1.00

September 30, 2012	2.50:1.00

December 31, 2012 and thereafter	2.75:1.00

(m) Amendment to Schedule 6.14(a) (Post-Closing Actions). Schedule 6.14(a) (Post-Closing Actions) of the Credit Agreement is hereby amended as follows:

(i) deleting the text “ULTIMATELY 270 DAYS FROM CLOSING” appearing in the portion of said Schedule relating to post-closing actions to be taken in the Netherlands and inserting the text “ON OR PRIOR TO SEPTEMBER 30, 2011” in lieu thereof;

(ii) deleting the text “within 270 days” appearing in footnote 9 (nine) of said Schedule and inserting the text “on or prior to September 30, 2011” in lieu thereof; and

(iii) adding the following text immediately before the period (“.”) at the end of footnote 9 (nine) of said Schedule: “; provided that no event of default shall occur under the credit agreement as a result of this provision if Holdings uses commercially reasonable efforts to cause the security documents and guarantor joinder to be promptly entered into”.

(n) Amendment to ARTICLE XI (Guarantee). Article XI (Guarantee) of the Credit Agreement is hereby amended as follows:

(i) by adding the following new Section 11.24 (Specific Limitation for any Portuguese Guarantor) at the end thereof:

“Section 11.24 Specific Limitation for any Portuguese Guarantor. Notwithstanding anything to the contrary in this Agreement or in any Loan Document, to the extent a Subsidiary of Holdings or any of its Restricted Subsidiaries organized under the laws of Portugal becomes a Guarantor hereunder, (a) the obligations and liability of such Guarantor (i) shall not apply to any liability to the extent that such liability would result in the guaranty constituting financial assistance within the meaning of article 322 of the Portuguese Companies Code approved by Decree-Law 262/86 of September 2 1986, as amended from time to time “Código das Sociedades Comerciais” and (ii) shall not extend to cover any amounts to the extent it would cause an infringement of article 6 number 3 of the Código das Sociedades Comerciais, and (b) such Guarantor shall not be required to grant any security that constitutes an infringement article 6 number 3 of the Código das Sociedades Comerciais.”; and

(ii) by adding the following new Section 11.25 (Specific Limitation for any Finnish Guarantor) at the end thereof:

“Section 11.25 Specific Limitation for any Finnish Guarantor. Notwithstanding anything to the contrary in this Agreement or in any Loan Document, to the extent a Subsidiary of Holdings or any of its Restricted Subsidiaries organized under the laws of Finland becomes a Guarantor hereunder, the obligations and liabilities of such Guarantor are provided to the maximum extent permitted by mandatory Finnish law on distribution of assets as well as financial assistance as set forth in Chapter 13, Section 1 and 10 of the Finnish Companies Act (2006/624) (Fi: Osakeyhtiölaki) (as amended or restated and in force from time to time).”.

(o) Amendment to SCHEDULES. The Credit Agreement is hereby further amended by adding a new Schedule 6.14(a)(ii) thereto in the form of Schedule I attached hereto.

SECTION 3. Incremental Term Loan Amendment to Credit Agreement.

(a) Subject to the effectiveness of the Incremental Upsize Amendment in accordance with Section 5 hereof, and further subject to the relevant conditions specified in Section 4.02 of the Credit Agreement and the satisfaction of the conditions set forth in Section 6 hereof, the Incremental Term Lender hereby agrees to make Incremental Term Loans, in the form of additional Term Loans, in the aggregate principal amount of $620,000,000 to the Borrower.

(b) Subject to the effectiveness of the Incremental Upsize Amendment in accordance with Section 5 hereof and the satisfaction of the conditions set forth in Section 6 hereof, upon the making of the Incremental Term Loans contemplated by Section 3(a) hereof, the Credit Agreement is hereby amended as follows:

(i) Amendments to Section 1.01 (Definitions and Accounting Terms). Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of ‘Term Loan” as follows:

“Term Loan” means (a) prior to the First Amendment Effective Date and the making of the Replacement Term Loans, a Loan made pursuant to Section 2.01(a), and (b) on and after the First Amendment Effective Date upon the making of the Replacement Term Loans, a Replacement Term Loan made pursuant to, and as defined, in the First Amendment, together with any Incremental Term Loans made pursuant to the First Amendment.

(ii) Amendment to Section 7.18 (Use of Proceeds). The second sentence of Section 7.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The proceeds of the Term Loans (other than Incremental Term Loans) incurred on the First Amendment Effective Date shall be used solely to refinance the Term Loans existing immediately prior to the First Amendment Effective Date, and the proceeds of the Incremental Term Loans made on the First Amendment Effective Date shall be used on or about the First Amendment Effective Date to (i) make a dividend or distribution payment to Holdings with a subsequent distribution of such proceeds by Holdings directly or indirectly to repay or repurchase the outstanding amount of the Seller Note in full, (ii) make a dividend or distribution payment to Holdings with a subsequent distribution of such proceeds by Holdings directly or indirectly to the Sponsor, (iii) fund up to $50,000,000 of cash on the balance sheet of the Borrower (the proceeds of which may be used by the Borrower to pay accrued interest outstanding on the Term Loans being refinanced with the Replacement Term Loans on the First Amendment Effective Date) and (iv) pay fees and expenses in connection with the transactions contemplated by this First Amendment.”

SECTION 4. Conditions of Effectiveness of the Replacement Term Loan Amendment. The Replacement Term Loan Amendment, as set forth in Section 1, shall become effective on the date when the following conditions shall have been satisfied:

(a) the Borrower and DBNY, as Replacement Term Lender as of the First Amendment Effective Date, shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission or electronic mail) the same to the Administrative Agent;

(b) the Borrower shall have paid in full all fees and reasonable out-of-pocket expenses (i) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment required to be paid in connection with this First Amendment and (ii) of counsel to the Administrative Agent (including Attorneys Costs of White & Case LLP) in connection with this First Amendment, the Credit Agreement and the other Loan Documents, in each case to the extent invoiced on or prior to the First Amendment Effective Date.

(c) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that the conditions precedent set forth in Section 4.02 of the Credit Agreement have been satisfied on and as of the First Amendment Effective Date.

(d) the Replacement Term Lender shall have received all documentation and other information, if any, required by regulatory authorities with respect to the Borrower reasonably requested on or prior to the First Amendment Effective Date by the Replacement Term Lender under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act;

(e) the Administrative Agent shall have received (i) a copy of the Organizational Documents, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State (or similar Governmental Authority) of the jurisdiction of its organization and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority, and (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the First Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy Organizational Documents of such Loan Party as in effect on the First Amendment Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of First Amendment and, if applicable, Guarantor Consent and Reaffirmation to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the Organizational Documents of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;

(f) the Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a financial officer of the Borrower, certifying that the Borrower and its Restricted Subsidiaries, on a consolidated basis after giving effect to the Replacement Term Loan Amendment on the First Amendment Effective Date, are Solvent as of the First Amendment Effective Date;

(g) the Administrative Agent shall have received (i) a fully executed supplement to the Perfection Certificate (the “Perfection Certificate Supplement”) with updated schedules and (ii) the results of (x) searches of the Uniform Commercial Code filings (or equivalent filings) and (y) judgment and tax lien searches, made with respect to the Loan Parties in the states or other jurisdictions of formation and headquarters of such Person and with respect to such other locations and names listed on the Perfection Certificate Supplement, together with, in the case of clause (y), copies of the financing statements (or similar documents) disclosed by such search;

(h) the Administrative Agent shall have received a Guarantor Consent and Reaffirmation, substantially in the form attached hereto as Annex A, duly executed and delivered by each Guarantor; and

(i) the Administrative Agent shall have received from (i) Kirkland & Ellis LLP, New York counsel to the Borrower, (ii) Loyens & Loeff, Luxembourg counsel to the Borrower and (iii) from each other local counsel for the Loan Parties or the Administrative Agent (as applicable, determined by reference to customary practice in the applicable foreign jurisdictions), in each case, an opinion addressed to the Administrative Agent, the Collateral Agent and the Replacement Term Lender and dated the First Amendment Effective Date or, if applicable, a later date corresponding with the delivery of the relevant documentation set forth in Schedule 6.14(a)(ii), which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5. Conditions of Effectiveness of the Incremental Upsize Amendment. The Incremental Upsize Amendment, as set forth in Section 2, shall become effective immediately after the effectiveness of the Replacement Term Loan Amendment pursuant to Section 4 above when the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received from each Consenting Lender comprising the then Required Lenders and the Loan Parties a counterpart of this First Amendment executed on behalf of such party (which may be transmitted by facsimile or by email);

(b) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that the conditions precedent set forth in Section 4.02 of the Credit Agreement have been satisfied on and as of the First Amendment Effective Date; and

(c) the Administrative Agent shall have received from (i) Kirkland & Ellis LLP, New York counsel to the Borrower, (ii) Loyens & Loeff, Luxembourg counsel to the Borrower and (iii) from each other local counsel for the Loan Parties or the Administrative Agent (as applicable, determined by reference to customary practice in the applicable foreign jurisdictions), in each case, an opinion addressed to the Administrative Agent, the Collateral Agent and the Lenders and dated the First Amendment Effective Date, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

SECTION 6. Conditions of Effectiveness of the Incremental Term Loan Amendment. The Incremental Term Loan Amendment, as set forth in Section 3, shall become effective immediately after the effectiveness of the Incremental Upsize Amendment pursuant to Section 5 above when the following conditions shall have been satisfied:

(a) the Administrative Agent shall have received (i) the duly executed signature page of DBNY, as the Incremental Term Lender and the Borrower and (ii) a Guarantor Consent and Reaffirmation, substantially in the form attached hereto as Annex A, duly executed and delivered by each Guarantor;

(b) the Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a financial officer of the Borrower, certifying that the Borrower and its Restricted Subsidiaries, on a consolidated basis after giving effect to the Incremental Term Loan Amendment on the First Amendment Effective Date, are Solvent as of the First Amendment Effective Date;

(c) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that the conditions precedent set forth in Section 4.02 of the Credit Agreement have been satisfied on and as of the First Amendment Effective Date;

(d) the Incremental Term Lender shall have received all documentation and other information required by regulatory authorities with respect to the Borrower reasonably requested by the Incremental Term Lender under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act;

(e) the Collateral Agent, on behalf of the Secured Parties, shall have received from the Borrower, or the applicable Loan Party, Collateral Documents reflecting amendments, supplements, restatements, amendment and restatements or other modifications as the Collateral Agent may reasonably request in order to carry out the purposes of the Collateral Documents, to the extent required by the Collateral and Guarantee Requirement;

(f) the Administrative Agent shall have received from (i) Kirkland & Ellis LLP, New York counsel to the Borrower, (ii) Loyens & Loeff, Luxembourg counsel to the Borrower and (iii) from each other local counsel for the Loan Parties or the Administrative Agent (as applicable, determined by reference to customary practice in the applicable foreign jurisdictions), in each case, an opinion addressed to the Administrative Agent, the Collateral Agent and the Incremental Term Lender and dated the First Amendment Effective Date, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent; and

(g) With respect to each existing Mortgage, the Collateral Agent, on behalf of the Secured Parties, shall have received from the Borrower or the applicable Loan Party, to the extent requested by the Collateral Agent,

(i) a fully executed counterpart of an amendment to such existing Mortgage (individually, a “Mortgage Amendment” and, collectively, “Mortgage Amendments”; together with the existing Mortgages, as amended by the applicable Mortgage Amendments, if any, individually, an “Amended Mortgage” and, collectively, “Amended Mortgages”), each duly executed by the Borrower or the applicable Loan Party, as the case may be, together with evidence of completion (or satisfactory arrangements for the completion) of all recordings and filings of each Mortgage Amendment as may be necessary to create, protect and preserve a valid, perfected Lien, subject only to the Liens permitted under each Amended Mortgage against the applicable Mortgaged Property (as defined in each applicable existing Mortgage) purported to be covered thereby;

(ii) a loan/mortgage modification endorsement and a date down endorsement in connection with each existing Mortgage Policy which shall each be in form and substance reasonably satisfactory to the Collateral Agent and shall reasonably assure the Collateral Agent, without limitation, (A) as of the date of the loan/mortgage modification endorsement that the Lien of each Amended Mortgage is of the same priority as the Lien of each applicable existing Mortgage, and (B) as of the date of the date down endorsement each Mortgaged Property is free and clear of all defects and encumbrances subject only to Liens permitted under each applicable Amended Mortgage;

(iii) such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue an endorsement to each existing Mortgage Policy contemplated in subparagraph (ii) of this clause (g) and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, if applicable, and related charges required for the issuance of such endorsement to each existing Mortgage Policy contemplated in subparagraph (ii) of this clause (g);

(iv) “Life-of-Loan” Federal Emergency Agency Standard Flood Hazard Determinations with respect to each Mortgaged Property (together with notice about special flood hazard area status and flood disaster assistance, duly executed by the Borrower or the applicable Loan Party, and evidence of flood insurance, in the event any such Mortgaged Property or portion thereof is located in a special flood hazard area); and

(v) a favorable opinion, addressed to the Collateral Agent and each of the Secured Parties, in form and substance reasonably satisfactory to the Collateral Agent, from local counsel in the jurisdiction in which each Mortgaged Property is located substantially to the effect, without limitation, that: (A) each Mortgage Amendment is in proper form for recording in order for each Amended Mortgage to create, when each applicable Mortgage Amendment is recorded in the appropriate recording office, a mortgage lien on the applicable Mortgaged Property, and a security interest in that part of the Mortgaged Property constituting fixtures; (B) the recording of each Mortgage Amendment in the appropriate recording office is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Amended Mortgage and the security interest in that part of the Mortgaged Property constituting fixtures created by such Amended Mortgage as security for the Secured Obligations (as defined in each of the existing Mortgages), including the Obligations evidenced by and as defined in the Credit Agreement, as amended pursuant to this First Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; (C) each Amended Mortgage, following its due execution and delivery by the Borrower or the applicable Loan Party, shall constitute a legal, valid and binding obligation of the Borrower or the applicable Loan Party, as the case may be, enforceable against the Borrower or the applicable Loan Party in accordance with its terms, and upon recording in the applicable recording office shall create a valid, perfected lien on the applicable Mortgaged Property covered thereby; and (D) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the liens created by the Amended Mortgage, as security for the Secured Obligations, including the Obligations evidenced by and as defined in the Credit Agreement, as amended pursuant to the First Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties.

SECTION 7. Representations and Warranties. The Borrower and each of the other Loan Parties represent and warrant as follows as of the date hereof:

(a) The execution, delivery and performance by each Loan Party of this First Amendment are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery and performance by each Loan Party of this First Amendment will (a) contravene the terms of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of the Borrower or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any applicable material Law, except to the extent that any such breach, contravention or payment (but not the creation of any Lien) referred to in clause (b)(i) could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) This First Amendment has been duly executed and delivered by each Loan Party that is a party to the Loan Documents and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(c) Upon the effectiveness of this First Amendment and (i) both before and immediately after giving effect to this First Amendment and the making of the Replacement Term Loans as contemplated herein and (ii) immediately before and after giving effect to the Incremental Term Loans and the use of proceeds thereof, no Default or Event of Default exists.

(d) Each of the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and each other Loan Document immediately before and after giving effect to each and all parts of this First Amendment is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date.

SECTION 8. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the First Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Amendment; (ii) the Incremental Term Loans shall constitute “Incremental Term Loans” and “Term Loans” as defined in the Credit Agreement; and (iii) the Incremental Term Lender shall constitute a “Lender” as defined in the Credit Agreement.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this First Amendment.

(c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this First Amendment, this First Amendment shall for all purposes constitute a Loan Document.

SECTION 9. Specific Limitations Applicable to Singapore Subsidiaries and Hong Kong Subsidiaries. Notwithstanding anything to the contrary contained in this First Amendment, until such time as all required statutory whitewash processes under Section 76(10) of the Companies Act, Chapter 50 of Singapore (the “Whitewash Procedures”) have been completed, each Singapore Subsidiary and each Hong Kong Subsidiary executing this First Amendment as a Guarantor does so solely in respect, and to the extent only, of the replacement of the Refinanced Term Loans by the Replacement Term Loans strictly on the terms, and in accordance with the provisions, of the third full paragraph of Section 10.01 of the Credit Agreement and not also in respect of the making of the Incremental Term Loans, Incremental Upsize Amendment, the Incremental Term Loan Amount, Incremental Credit Extensions, Incremental Amendment, Incremental Term Loan Amendment or otherwise.

SECTION 10. Execution in Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment.

SECTION 11. Governing Law. This First Amendment shall be governed by, and construed in accordance with, the law of the State of New York (without regard to conflict of laws principles).

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

STYRON S.À R.L.,
As the Borrower a Société à respnsabilité limitée
Registered office: 9A, Parc d’Activités Syrdall (newly named to “rue Gabriel Lippmann”) L-5365 Munsbach, Luxembourg
Share Capital: USD 1,538,676.22
R.C.S. Luxembourg: B 153.586

By:	/s/ AILBHE JENNINGS

	Name:	AILBHE JENNINGS
	Title:	MANAGER

[Signature Page to First Amendment to Credit Agreement]

STYRON US HOLDING, INC.
as a Guarantor

By:	/s/ RICHARD J. DIEMER JR

	Name:	RICHARD J. DIEMER JR
	Title:	EVP & CFO

[Signature Page to First Amendment to Credit Agreement]

STYRON LLC,
as a Guarantor

By:	/s/ RICHARD J. DIEMER JR

	Name:	RICHARD J. DIEMER JR
	Title:	EVP & CFO

[Signature Page to First Amendment to Credit Agreement]

Executed by STYRON AUSTRALIA PTY LTD ACN 141 196 330 in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ PATRICK PEDROTTI

Signature of sole director

PATRICK PEDROTTI

Full name of sole director

[Signature Page to First Amendment to Credit Agreement]

STYRON BELGIUM BVBA
as a Guarantor

By:	/s/ Frans Hordies

Name:	Frans Hordies
Title:	Director/Attorney-in-fact

[Signature Page to First Amendment to Credit Agreement]

STYRON CANADA ULC
as a Guarantor

Per:	/s/ Paul Moyer

Paul Moyer, President and Secretary

[Signature Page to First Amendment to Credit Agreement]

STYRON FRANCE SAS
as a Guarantor

/s/ Christian Page

By:	Christian Page

[Signature Page to First Amendment to Credit Agreement]

Styron Deutschland GmbH
as a Guarantor

By:	/s/ Ralf Irmert

Name:	Ralf Irmert

Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement]

Bain Capital Everest Holding 2 GmbH
as a Guarantor

By:	/s/ Michel Plantevin

Name:	Michel Plantevin

Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement]

Styron Deutschland Rubber GmbH
as a Guarantor

By:	/s/ Michel Plantevin

Name:	Michel Plantevin

Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement]

Styron Deutschland Anlagengesellschaft mbH
as a Guarantor

By:	/s/ Hans-Heinrich Neuhaus

Name:	Hans-Heinrich Neuhaus

Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement]

IN WITNESS WHEREOF, Styron (Hong Kong) Limited has caused this First Amendment to be duly executed and delivered as a deed, as of the date first above written.

STYRON (HONG KONG) LIMITED
SEALED with the COMMON SEAL of STYRON (HONG KONG) LIMITED and SIGNED by Lee Chung Lok, a director, in the presence of

[Signature of Director]
Director

[Signature of Witness]

Name of Witness: Samantha Lee

Address of Witness:	40-50 Tsing Yi Road
Tsing Yi Island, N.T.

Occupation of Witness: Secretary

[Signature Page to First Amendment to Credit Agreement]

Given under the Common Seal of
STYRON MATERIALS IRELAND

Director

Director/Secretary

[Signature Page to First Amendment to Credit Agreement]

STYRON ITALIA S.R.L.

By:	/s/ Fabio Cataldi

Fabio Cataldi

Managing Director

STYRON S.À R.L.
as a Guarantor a Société à respnsabilité limitée
Registered office: 9A, Parc d’Activités Syrdall (newly named to “rue Gabriel Lippmann”) L-5365 Munsbach, Luxembourg Share Capital: USD 167,365.82 R.C.S. Luxembourg: B 153.586

By:	/s/ AILBHE JENNINGS

	Name:	AILBHE JENNINGS
	Title:	MANAGER

[Signature Page to First Amendment to Credit Agreement]

STYRON HOLDING S.À R.L.
as a Guarantor a Société à respnsabilité limitée
Registered office: 9A, Parc d’Activités Syrdall (newly named to “rue Gabriel Lippmann”) L-5365 Munsbach, Luxembourg Share Capital: USD 792,367.05 R.C.S. Luxembourg: B 153.582

By:	/s/ AILBHE JENNINGS

	Name:	AILBHE JENNINGS
	Title:	MANAGER

[Signature Page to First Amendment to Credit Agreement]

STYRON FINANCE LUXEMBOURG S.À R.L.
as a Guarantor a Société à respnsabilité limitée
Registered office: 40 avenue Monterey, L- 2163 Luxembourg, Luxembourg
Share Capital: USD 25,001.-
R.C.S. Luxembourg: B 151.012

By:	/s/ AILBHE JENNINGS

	Name:	AILBHE JENNINGS
	Title:	MANAGER

[Signature Page to First Amendment to Credit Agreement]

STYRON HOLDING B.V.
as a Guarantor

/s/ Frans Kempenaars

Frans Kempenaars
Director

[Signature Page to First Amendment to Credit Agreement]

The Common Seal of	)
STYRON HOLDINGS ASIA PTE. LTD.		)
was hereunto affixed in accordance with its		)
Articles of Association:	)

Director

Director/Secretary

Address:	260 Orchard Road
# 18-01 The Heeren
Fax No:	Singapore 238855

Attention:	Mr. Robert Liu

[Signature Page to First Amendment to Credit Agreement]

The Common Seal of	)
STYRON SINGAPORE PTE. LTD.		)
was hereunto affixed in accordance with its		)
Articles of Association:	)

Director

Director/Secretary

Address:	260 Orchard Road
# 18-01 The Heeren
Fax No:	Singapore 238855

Attention:	Mr. Robert Liu

[Signature Page to First Amendment to Credit Agreement]

STYRON SVERIGE AB
as a Guarantor

/s/ Erkki Kesti
Erkki Kesti, authorised signatory

[Signature Page to First Amendment to Credit Agreement]

STYRON EUROPE GMBH
as a Guarantor

/s/ Marco Levi
Marco Levi
Managing Officer

[Signature Page to First Amendment to Credit Agreement]

STYRON UK LIMITED
as a Guarantor

/s/ Marco Levi

Name:	Marco Levi

Title:	Director

[Signature Page to First Amendment to Credit Agreement]

STYRON SPAIN S.L. Sociedad Unipersonal
as a Guarantor

/s/ Javier Mercadal Valles
Name:	Javier Mercadal Valles
Title:	Sole Director

[Signature Page to First Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Replacement Term Lender

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Incremental Term Lender

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG STYRON S.À R.L., THE GUARANTORS, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, REPLACEMENT TERM LENDER AND INCREMENTAL TERM LENDER, AND THE OTHER LENDERS PARTY THERETO

NAME OF INSTITUTION:

Barclays Bank PLC

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

[First Amendment to Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG STYRON S.À R.L., THE GUARANTORS, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, REPLACEMENT TERM LENDER AND INCREMENTAL TERM LENDER, AND THE OTHER LENDERS PARTY THERETO

NAME OF INSTITUTION:

BANK OF MONTREAL

By:	/s/ Mark W. Piekos

	Name:	Mark W. Piekos
	Title:	Managing Director

[First Amendment to Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG STYRON S.À R.L., THE GUARANTORS, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, REPLACEMENT TERM LENDER AND INCREMENTAL TERM LENDER, AND THE OTHER LENDERS PARTY THERETO

NAME OF INSTITUTION:

HSBC Bank USA, National Association

By:	/s/ JEAN PHILIPPE HUGUET

	Name:	JEAN PHILIPPE HUGUET
	Title:	VICE PRESIDENT

[First Amendment to Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG STYRON S.À R.L., THE GUARANTORS, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, REPLACEMENT TERM LENDER AND INCREMENTAL TERM LENDER, AND THE OTHER LENDERS PARTY THERETO

NAME OF INSTITUTION:

Mizuho Corporate Bank, Ltd.

By:	/s/ James R. Fayen

	Name:	James R. Fayen
	Title:	Deputy General Manager

[First Amendment to Credit Agreement]

Schedule I to

First Amendment to Credit Agreement

Schedule 6.14(a)(ii)

First Amendment Post-Closing Requirements

1.	Singapore Subsidiaries. Each Singapore Subsidiary (a) shall complete all required whitewash procedures under Section 76(10) of the Companies Act, Chapter 50 of Singapore (the “Whitewash Procedures”) relating to any provision of financial assistance by such Singapore Subsidiary under the Credit Agreement (including, for avoidance of doubt, the incurrence of Incremental Term Loans pursuant to the First Amendment) no later than 60 days following the First Amendment Effective Date and, upon completion of such Whitewash Procedures, shall promptly provide the Collateral Agent with certified copies of any documents relating to the Whitewash Procedures and (b) shall have executed, no later than 90 days following the First Amendment Effective Date, all such Collateral Documents (including the Amended and Restated PRC Equity Interest Pledge Agreements by Styron Holdings Asia Pte. Ltd.) reflecting amendments, supplements, restatements, amendment and restatements or other modifications, as desirable or necessary to ensure (i) the validity, legality and enforceability of the applicable Collateral Documents and (ii) that all of the Collateral described in the Collateral Documents shall continue to secure (on the same basis required pursuant to the definition of “Collateral and Guarantee Requirement”) the payment of all Obligations of the Loan Parties under the Loan Documents in accordance with the applicable laws of Singapore, in each case, as amended by this First Amendment, and the Administrative Agent shall have received an opinion or opinion(s) relating to such Collateral Documents in form and substance reasonably acceptable to the Administrative Agent.

2.	Hong Kong Subsidiaries. Each Hong Kong Subsidiary shall have executed, no later than 90 days following the First Amendment Effective Date, all such Collateral Documents reflecting amendments, supplements, restatements, amendment and restatements or other modifications, as desirable or necessary to ensure (i) the validity, legality and enforceability of the applicable Collateral Documents and (ii) that all of the Collateral described in the Collateral Documents shall continue to secure (on the same basis required pursuant to the definition of “Collateral and Guarantee Requirement”) the payment of all Obligations of the Loan Parties under the Loan Documents in accordance with the applicable laws of Hong Kong, in each case, as amended by this First Amendment, and the Administrative Agent shall have received an opinion or opinion(s) relating to such Collateral Documents in form and substance reasonably acceptable to the Administrative Agent.

3.	Italy. No later than two (2) Business Days following the First Amendment Effective Date, the Collateral Agent shall have received:

a.	an amendment of the deed of pledge over bank accounts executed by Styron Italia S.r.l. (“atto modificativo relativo ad un atto di pegno su conti correnti”) governed by the laws of Italy;

b.	an amendment of the deed of assignment of receivables by way of security executed by Styron Italia S.r.l. (“atto modificativo relativo ad un atto di cessione di crediti in garanzia”) governed by the laws of Italy; and

c.	an amendment of the deed of pledge over quota in Styron Italia S.r.l. executed by Styron Holding B.V. (“atto modificativo relativo ad un atto di pegno su quota in Styron Italia S.r.l.”) governed by the laws of Italy.

Annex A-1

4.	Mortgage Amendments. No later than two (2) Business Days following the First Amendment Effective Date, the Collateral Agent shall have received the documents and other instruments required to be delivered pursuant to Section 6(g) of this First Amendment.

Annex A-2

ANNEX A

GUARANTOR CONSENT AND REAFFIRMATION

February 2, 2011

Reference is made to (a) the Credit Agreement dated as of June 17, 2010 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among STYRON S.À R.L., a limited liability company (societe a responsabilite limitee) organized under the laws of Luxembourg (the “Borrower”), the Guarantors party thereto from time to time, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and DEUTSCHE BANK AG NEW YORK BRANCH, as L/C Issuer and Swing Line Lender and (b) First Amendment, dated as of February 2, 2011 (“First Amendment”), to the Credit Agreement attached as Exhibit A hereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in First Amendment.

Each Guarantor hereby consents to the execution, delivery and performance of the First Amendment, including the refinancing of the Refinanced Term Loans and the making of the Replacement Term Loans and the Incremental Term Loans contemplated thereby, and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the First Amendment Effective Date, be deemed to be a reference to the Credit Agreement as amended by First Amendment.

Each Guarantor hereby acknowledges and agrees that, after giving effect to the First Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the First Amendment, are, subject to such Guarantors limitations in accordance with Article XI (Guarantee) of the Credit Agreement, reaffirmed, and remain in full force and effect.

After giving effect to the First Amendment, each Guarantor reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens were always intended by the parties to secure the Obligations as amended from time to time (including any increases thereof) and shall continue in full force and effect during the term of the Credit Agreement as amended by the First Amendment, and shall continue to secure the Obligations (after giving effect to the First Amendment and including any increase of such Obligations), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by the First Amendment, and the other Loan Documents.

Notwithstanding anything to the contrary set out in this Consent, until such time as all required statutory whitewash processes under Section 76(10) of the Companies Act, Chapter 50 of Singapore (the “Whitewash Procedures”) have been completed, each Singapore Subsidiary and each Hong Kong Subsidiary executing this Consent as a Guarantor hereby consents, acknowledges, agrees and reaffirms as to the aforesaid matters solely in respect, and to the extent only, of the replacement of the Refinanced Term Loans by the Replacement Term Loans strictly on the terms, and in accordance with the provisions, of the third full paragraph of Section 10.01 of the Credit Agreement and not also in respect of the making of the Incremental Term Loans, Incremental Upsize Amendment, the Incremental Term Loan Amount, Incremental Credit Extensions, Incremental Amendment, Incremental Term Loan Amendment or otherwise.

Annex A-1

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed and interpreted in accordance with, the law of the state of New York (without regard to conflict of laws principles).

This Consent may be executed in counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

Annex A-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

[NAMES OF GUARANTORS]

By:
Name:
Title

Exhibit A to

Guarantor Consent and Reaffirmation

First Amendment to the Credit Agreement

[see attached]